Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2006

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 5292

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  66
	    Class C	      $  249
	    Class Y	      $  712

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $18521

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $ 2592
	    Class C	      $ 7556
	    Class Y	      $ 1813

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.23

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.02
    	    Class C	      $ 0.03
	    Class Y	      $ 0.31

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 0.79

	2.  Distributions of capital gains (per share)
	    Class B	      $ 0.79
    	    Class C	      $ 0.79
	    Class Y	      $ 0.79

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            24718

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             3383
	    Class C             10298
	    Class Y		2425


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 27.52

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 24.17
	    Class C           $ 25.27
	    Class Y           $ 28.29


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  671

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  521
	    Class C	      $  168
	    Class Y	      $    5

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.18

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.14
    	    Class C	      $ 0.14
	    Class Y	      $ 0.19

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             4009

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        2553
	    Class C             1355
	    Class Y		  54


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.52

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.51
	    Class C           $ 5.52
	    Class Y           $ 5.57


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $21024

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $ 1354
	    Class C	      $  315
            Class Y           $    2

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.044

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.044
    	    Class C	      $ 0.044
            Class Y           $ 0.044

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	      527170

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            24343
	    Class C             6514
            Class Y               80

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
            Class Y           $ 1.00


Series 4

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $45263

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $ 6000
	    Class C	      $ 5734
	    Class Y	      $  577

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 2.77

	2.  Distributions of capital gains (per share)
	    Class B	      $ 2.77
    	    Class C	      $ 2.77
	    Class Y	      $ 2.77

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             17230

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		 2231
	    Class C              2214
	    Class Y		  218


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 47.48

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 42.82
	    Class C           $ 43.58
	    Class Y           $ 48.38


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 6667

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  804
	    Class C	      $  942
	    Class Y	      $ 1070

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $21708

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $ 2959
	    Class C	      $ 4856
	    Class Y	      $ 2771

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.64

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.39
    	    Class C	      $ 0.39
	    Class Y	      $ 0.72

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 1.79

	2.  Distributions of capital gains (per share)
	    Class B	      $ 1.79
    	    Class C	      $ 1.79
	    Class Y	      $ 1.79

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             13257

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	        1738
	    Class C             3039
	    Class Y		1677

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 29.71

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 29.40
	    Class C           $ 29.84
	    Class Y           $ 29.84


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 9549

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  750
	    Class C	      $ 1271
	    Class Y	      $ 2220

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $73399

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $ 7449
	    Class C	      $15326
	    Class Y	      $14140

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.88

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.52
    	    Class C	      $ 0.53
	    Class Y	      $ 1.04

73B.	1.  Distributions of capital gains (per share)
	    Class A	      $ 6.82

	2.  Distributions of capital gains (per share)
	    Class B	      $ 6.82
    	    Class C	      $ 6.82
	    Class Y	      $ 6.82

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             12352

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             1199
	    Class C             2558
	    Class Y		2432

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 46.42

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 46.16
	    Class C           $ 46.56
	    Class Y           $ 46.81